No. R-1 $325,000,000

United States of America

State of Kansas

City of McPherson, Kansas

Taxable Industrial Revenue Bond
Series 2006
(National Cooperative Refinery Association)

Rate of Maturity Dated

Interest: 5.25% Date: 12-01-16 Date: Issue Date

Registered Owner: NATIONAL COOPERATIVE REFINERY ASSOCIATION

Principal Amount: THREE HUNDRED TWENTY FIVE MILLION DOLLARS

The City of McPherson, Kansas, a body politic and corporate, incorporated as a city of second class of the State of Kansas (the “Issuer”), for value received, promises to pay, but solely from the sources hereinafter referred to, to the registered owner identified above, or registered assigns, upon the presentation and surrender of this Certificate, the principal sum identified above on the maturity date shown, in lawful money of the United States of America, at the principal offices of Security Bank of Kansas City (the “Paying Agent” and “Trustee”), and in like manner to pay to the registered Owner (the “Owner”) hereof, by check or draft mailed to the Owner at his address as it appears on the bond registration books of the Issuer kept by the Trustee under the within mentioned Indenture, or at such other address as is furnished in writing by such registered Owner to the Paying Agent at the close of business on the 15th day of the month next preceding the applicable Interest Payment Date (the “Record Date”), interest on said principal sum from the dated date hereof or the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate of interest per annum set forth above (computed on the basis of a 360-day year of twelve 30-day months), annually on December 1 of each year, commencing December 1, 2007 (the “Interest Payment Dates”), until the principal sum is paid, unless the Bonds represented by this certificate shall have been previously called for redemption and payment as hereinafter set forth.

This Bond certificate evidences ownership of a part of a duly authorized series of Bonds of the Issuer designated “City of McPherson, Kansas, Taxable Industrial Revenue Bonds, Series 2006 (National Cooperative Refinery Association),” in the aggregate original principal amount of $325,000,000 (the “Series 2006 Bonds”), issued for the purpose of providing funds to finance certain modifications and improvements (the “Leased Property”) to an existing crude oil refinery, to be leased by the Issuer to National Cooperative Refinery Association, a Kansas cooperative marketing association (the “Tenant”), under the terms of a Lease dated as of the Issue Date of the Series 2006 Bonds, between the Issuer and the Tenant (said Lease, as amended and supplemented from time to time in accordance with the provisions thereof, being herein called the “Lease”), all pursuant to the authority of and in conformity with the provisions, restrictions and limitations of the constitution and statutes of the State of Kansas, including particularly K.S.A. 12-1740 et seq., as amended, and pursuant to proceedings duly had by the governing body of the Issuer.

The Series 2006 Bonds are issued under and are equally and ratably secured and entitled to the protection of the Trust Indenture, dated as of the Issue Date of the Series 2006 Bonds (said Trust Indenture, as amended and supplemented from time to time in accordance with the provisions thereof, being herein called the “Indenture”), between the Issuer and the Trustee. Subject to the terms and conditions set forth therein, the Indenture permits the Issuer to issue Additional Bonds (as defined therein) secured by the Indenture ratably and on a parity with the Series 2006 Bonds (the Series 2006 Bonds together with such Additional Bonds being herein referred to collectively as the “Bonds”). Reference is hereby made to the Indenture for a description of the provisions, among others, with respect to the nature and extent of the security for the Bonds, the rights, duties and obligations of the Issuer, the Trustee and the Bondowners, and the terms upon which the Bonds are issued and secured.

REDEMPTION OF BONDS

Extraordinary Optional Redemption. In the event of a Change of Circumstances (as defined in the Indenture), the Series 2006 Bonds shall be subject to redemption and payment prior to the stated maturity thereof at the option of the Issuer, upon instructions from the Tenant, on any date, at the par value of the principal amount thereof, plus accrued interest thereon to the redemption date, without premium.

Optional Redemption. The outstanding principal of the Series 2006 Bonds is subject to redemption and payment prior to maturity upon instructions from the Tenant, as a whole or in part on any date, at the redemption price of the par value of the principal amount thereof, without premium, plus accrued interest thereon to date fixed for redemption and payment.

When any Bonds are called for redemption as aforesaid, notice thereof identifying the Bonds to be redeemed will be given by mailing a copy of the redemption notice at least 30 days prior to the date fixed for redemption to the Owner of each Bond to be redeemed at the address shown on the registration books maintained by the Trustee; provided, however, that failure to give such notice by mailing as aforesaid, or any defect therein, shall not affect the validity of any proceedings for the redemption of Bonds. If less than all of the Outstanding Bonds of this series are called for redemption, Bonds shall be redeemed as directed in writing by the Tenant. Bonds of less than a full maturity shall be selected by the Trustee in such equitable manner as it may determine. All Bonds so called for redemption will cease to bear interest on the specified redemption date and shall no longer be secured by the Indenture and shall not be deemed to be Outstanding under the provisions of the Indenture.

The Bonds and the interest thereon are limited obligations of the Issuer payable exclusively out of the Trust Estate under the Indenture, including but not limited to the rents, revenues and receipts under the Lease, and are secured by a pledge of the Leased Property (including any Project Additions) as described in the Lease and a pledge and assignment of the Trust Estate, including all rentals and other amounts to be received by the Issuer under and pursuant to the Lease, all as provided in the Indenture. The Bonds and the interest thereon do not constitute a debt or general obligation of the Issuer, the State of Kansas or any municipal corporation thereof, and are not payable in any manner by taxation. The Bonds do not constitute an indebtedness within the meaning of constitutional or statutory debt limitations or restrictions. Pursuant to the provisions of the Lease, Basic Rent is to be paid by the Tenant directly to the Trustee for the account of the Issuer and deposited in a special trust account created by the Issuer and designated “City of McPherson, Kansas, Debt Service Fund for Taxable Industrial Revenue Bonds (National Cooperative Refinery Association).” If the Tenant fails to make payments of Basic Rent under the Lease, the Trustee must give 5 Business Days’ written notice to the Tenant of the default before the default becomes an Event of Default under the Lease.

No Owner of Bonds shall have the right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then Outstanding may become or may be declared due and payable prior to the stated maturity thereof, together with interest accrued thereon. Modifications or alterations of this Bond or the Indenture may be made only to the extent and under the circumstances permitted by the Indenture.

This Bond certificate is transferable, as provided in the Indenture, only upon the registration books of the Issuer kept for that purpose at the above mentioned office of the Bond Registrar and Paying Agent by the Owner hereof in person or by his duly authorized attorney, upon surrender of this Bond together with a written instrument of transfer satisfactory to the Trustee duly executed by the Owner or such Owner’s duly authorized attorney, and thereupon a new Bond certificate in the same aggregate principal amount, shall be issued to the transferee in exchange therefor as provided in the Indenture, and upon payment of the charges therein prescribed. The Tenant has agreed to pay as Additional Rent under the Lease all costs incurred in connection with the issuance, transfer, exchange, registration, redemption or payment of the Bonds except (a) the reasonable fees and expenses in connection with the replacement of certificates mutilated, stolen, lost or destroyed or (b) any tax or other governmental charge imposed in relation to the transfer, exchange, registration, redemption or payment of the Bonds. The Issuer, the Trustee and any Paying Agent may deem and treat the person in whose name this Bond certificate is registered as the absolute Owner hereof for the purpose of receiving payment of, or on account of, the principal or redemption price hereof and interest due hereon and for all other purposes.

This Bond certificate shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been executed by the Trustee.

IT IS HEREBY CERTIFIED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of the Bonds do exist, have happened and have been performed in due time, form and manner as required by law.

IN WITNESS WHEREOF, Issuer has caused this Bond certificate to be executed in its name by the manual or facsimile signature of its Mayor and attested by the manual or facsimile signature of its City Clerk and its official seal to be affixed hereto or imprinted hereon, and has caused the Bonds to be dated as of the Issue Date of the Bonds.

CITY OF MCPHERSON, KANSAS

(Facsimile Seal) By:

William J. Goering, Mayor

ATTEST:

Gary L. Meagher, City Clerk

CERTIFICATE OF AUTHENTICATION

This Bond certificate evidences ownership of the City of McPherson, Kansas Taxable Industrial Revenue Bonds, Series 2006 (National Cooperative Refinery Association), as described herein and in the Bond Agreement described herein. The Issue Date of this Bond is December 18, 2006.

SECURITY BANK OF KANSAS CITY

Kansas City, Kansas,

as bond registrar

By:
Authorized Officer

(FORM OF ASSIGNMENT)

For value received, the undersigned hereby sells, assigns and transfers unto

Print or Type Name and Address of Transferee

the Bonds represented by this certificate and all rights thereunder, and hereby authorizes the transfer of the within Bond on the books kept by the Bond Registrar and Paying Agent for the registration and transfer of Bonds.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular.

Signature Guaranteed By:

[Seal of Bank]	(Name of Eligible Guarantor Institution)

By: Title:

Signature must be guaranteed by an eligible guarantor institution as defined by S.E.C. Rule 17 Ad-15 (17 C.F.R. 240. 17-Ad-15)

THIS BOND MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE APPLICABLE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION EXEMPT FROM THE APPLICATION OF FEDERAL AND STATE SECURITIES LAWS.